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                                                                   EXHIBIT 10.44

                         AMENDMENT NO. 4 TO AMENDED AND
                        RESTATED PARTICIPATION AGREEMENT

         This AMENDMENT NO. 4 TO AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Amendment"), is entered into as of December 31, 2001, among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), as the Representative, Construction Agent, Parent Guarantor and a Lessee (in its capacity as Representative, the "Representative"; in its capacity as Construction Agent, the "Construction Agent"; in its capacity as Parent Guarantor, the "Parent Guarantor" and together with the Guarantors listed on the signature page to the Guaranty (each a "Guarantor") and the Structural Guarantors, collectively, the "Guarantors"; and, in its capacity as Lessee, a "Lessee"); certain subsidiaries of BEI that are signatories hereto, as Lessees; BANK OF MONTREAL GLOBAL CAPITAL SOLUTIONS, INC. (formerly known as BMO LEASING (U.S.), INC.), a Delaware corporation, as a Lessor (together with any permitted successors and assigns thereto, each a "Lessor" and collectively the "Lessors") and as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"); the various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; BANK OF MONTREAL, a Canadian banking organization ("BMO"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, as Arranger and Syndication Agent (all of the parties of this preamble, collectively, the "Parties").

                                    RECITALS:

         The Parties entered into an Amended and Restated Participation Agreement dated as of August 28, 1998 (the "Original Participation Agreement"), amending and restating the Participation Agreement dated as of March 21, 1997 .

         The Parties entered into a Master Amendment No. 1 to Amended and Restated Participation Agreement and Amended and Restated Master Lease and Open-End Mortgage, dated as of September 30, 1999 (the "First Amendment"), which amended the Original Participation Agreement.

         The Parties entered into an Amendment No. 2 to Amended and Restated Participation Agreement, dated as of November 1, 1999 (the "Second Amendment"), which amended the Original Participation Agreement as amended by the First Amendment.

         The Parties entered into a Master Amendment No. 3 to Amended and Restated Participation Agreement, dated as of April 25, 2001 (the "Third Amendment"), which amended the Original Participation Agreement as amended by the First Amendment and the Second Amendment.

         The Parties wish to further amend certain provisions of the Original Participation Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, as set forth herein.



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                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

               1. Defined Terms; References. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in Appendix A to the Participation Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Participation Agreement.

               2. Defined Terms. (a) The following defined term shall be added in Appendix A to the Participation Agreement:

         "Specified 2001 Charges" means the restructuring charges, writedowns, severance costs and special charges, the material components of which were described during a meeting between the Representative and the Existing Banks in New York City on January 15, 2002, in each case to the extent actually recorded by the Representative or one of its Consolidated Subsidiaries in the fiscal quarter of the Representative ended December 31, 2001 in compliance with GAAP.

                  (b) The following defined terms in Appendix A to the Participation Agreement are hereby amended by deleting such definitions in their entirety and inserting the following in lieu thereof:

         "Consolidated Net Income" means, for any period, the net income (loss) (calculated (a) before preferred and common stock dividends and (b) exclusive of the effect of (i) any extraordinary or other material non-recurring gain or loss outside the ordinary course of business,
         (ii) Specified Restructuring Charges in an aggregate amount, on a pretax basis, during the period from October 1, 2000 through March 31, 2001 not exceeding $105,000,000 and (iii) the charges or losses, in an aggregate amount, on a pretax basis, not exceeding $130,000,000, incurred by the Representative and its Consolidated Subsidiaries on or prior to January 8, 2002 in connection with the Florida Disposition) for the Representative and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

         "Consolidated Net Worth" means, at any date, the consolidated stockholders" equity of the Representative and its Consolidated Subsidiaries at such date.

         "Morgan Credit Agreement" means the Amended and Restated Credit Agreement, dated as of April 25, 2001, among the Representative, the Banks listed on the signature pages thereof, JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank successor by merger

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         to Morgan Guaranty Trust Company of New York), as Issuing Bank,
         and JP Morgan Chase Bank, as Administrative Agent, as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, including pursuant to Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 31, 2001.

               3. Negative Covenants of the Representative. Section 10.2(a) of the Participation Agreement is hereby amended by deleting such section in its entirety and replacing the same with the following:

                                    "(a) Minimum Consolidated Net Worth.
                  Consolidated Net Worth shall be at least 85% of the consolidated stockholders" equity of the Representative and its Consolidated Subsidiaries at December 31, 2001 plus (i) 50% of the aggregate positive Consolidated Net Income (excluding any consolidated net loss) of the Representative and its Consolidated Subsidiaries for each fiscal quarter ending after December 31, 2001 plus (ii) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Representative"s board of directors), received by the Representative from the issuance and sale after December 31, 2001 of any capital stock of the Representative (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Indebtedness of the Representative into capital stock of the Representative after December 31, 2001 plus (iii) the excess (if any) of the aggregate amount of Specified 2001 Charges (exclusive of charges against reserves established on or prior to September 30, 2001) over $290,000,000."

               4. Representations and Warranties. To induce the Administrative Agent, the Agent Lessor and the Participants to execute and deliver this Amendment, each of the Beverly Entities that is a party hereto represents and warrants (which representations and warranties shall survive the execution and delivery of this Amendment) to each of the Administrative Agent, the Agent Lessor and the Participants that:

                           (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors" rights generally;

                           (b) the Original Participation Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and this Amendment,


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         constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors" rights generally;

                           (c) the execution, delivery and performance by such Beverly Entity of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (l) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Morgan Credit Agreement (as the same has been amended or modified), or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this subsection (c);

                           (d) as of the date hereof and after giving effect to this Amendment on its effective date pursuant to Section 5, no Default or Event of Default has occurred which is continuing; and

                           (e) all the representations and warranties contained in Section 8.2 of the Participation Agreement (after giving effect to this Amendment) are true and correct in all material respects with the same force and effect as if made by such Beverly Entity on and as of the date hereof and on the effective date of this Amendment pursuant to
         Section 5.

               5. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied to the satisfaction of the Agent Lessor, the Administrative Agent and each Participant (the conditions precedent are for the benefit of the Agent Lessor, the Administrative Agent and each Participant only):

                           (a) The Agent Lessor, the Administrative Agent and the Participants shall have received executed counterparts of this Amendment, duly executed by the Beverly Entities party hereto;

                           (b) The Agent Lessor, the Administrative Agent and the Participants shall have received evidence satisfactory to them that the Morgan Credit Agreement has been amended as of December 31, 2001 in form and substance satisfactory to the Agent Lessor, the Administrative Agent and the Participants;

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                           (c) The representations and warranties of the Beverly
         Entities set forth in Section 4 hereof are true and correct; and

                           (d) The payment by the Representative to each Participant which approves this Amendment a fee of 25 basis points multiplied by the amount of the Participant Balance of such Participant under the Participation Agreement.

               6. Payment of Fees and Expenses. The Representative agrees to pay upon or prior to the effectiveness of this Amendment, the reasonable fees and expenses of Mayer, Brown & Platt, counsel to the Lessors, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment and all reasonable fees and expenses attendant to any filing, registration, recording or perfection of any Lien contemplated hereby.

               7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

               8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


                      THERE IS NO FURTHER TEXT ON THIS PAGE


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                  IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                   BEVERLY ENTERPRISES, INC., as Representative, Construction Agent, Parent Guarantor and a Lessee


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BANK OF MONTREAL, as Arranger, Administrative Agent and as a Lender


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BANK OF MONTREAL GLOBAL CAPITAL SOLUTIONS,
                                   INC., as Agent Lessor and as a Lessor



                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   GENERAL ELECTRIC CAPITAL CORPORATION,  as a
                                   Lender


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   TORONTO-DOMINION (TEXAS), INC., as a Lender


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


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                                   BANK OF AMERICA, NATIONAL ASSOCIATION, as a
                                   Lender


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   VANTAGE HEALTHCARE CORPORATION, as Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   PETERSEN HEALTH CARE, INC., as Lessee and
                                   Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BEVERLY SAVANA CAY MANOR, INC., as Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BEVERLY ENTERPRISES - GEORGIA, INC., as
                                   Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:

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                                   BEVERLY ENTERPRISES - CALIFORNIA, INC., as
                                   Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BEVERLY ENTERPRISES - ARKANSAS, INC., as
                                   Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BEVERLY ENTERPRISES - FLORIDA, INC., as
                                   Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BEVERLY HEALTH AND REHABILITATION SERVICES,
                                   INC., as Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:




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                                   BEVERLY ENTERPRISES - WASHINGTON, INC., as
                                   Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title: